UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANANGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

(Address of principal executive offices)

Thomas D. Tays

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: October 31, 2008

Date of reporting period: October 31, 2008

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS GLOBAL FUND	Table of Contents

Shareholder Letter	2

Management’s Discussion and Analysis	3

Fund Overview	6

Portfolio Activity	7

Fund Performance	8

Schedule of Investments	13

Statement of Assets and Liabilities	17

Statement of Operations	19

Statements of Changes in Net Assets	20

Notes to Financial Statements	21

Financial Highlights	27

Report of Independent Registered Public Accounting Firm	29

Fund Information	30

Directors and Officers	31

DAVIS GLOBAL FUND                                                                                                                                          Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Davis Global Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports, we include all of the required quantitative information, such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Quarterly Review. In this Review, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Quarterly Review either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

Sincerely,

Christopher C. Davis

President

December 2, 2008

DAVIS GLOBAL FUND	Management’s Discussion and Analysis

Performance Overview

Davis Global Fund’s Class A shares delivered a negative return on net asset value of 54.01% for the year ended October 31, 20081. Over the same time period, the Morgan Stanley Capital International World Index2 (“Index”) declined 41.85%. All economic sectors3 within the Index ended the year with negative returns. Consumer staples and health care turned in the strongest performance and financials and materials turned in the weakest performance. The Fund had approximately 76% of its assets invested in foreign companies, 20% in U.S. companies, and 4% in cash as of October 31, 2008.

Key Contributors to Performance

While the Fund’s telecommunication service companies turned in negative performance as a group and under-performed the Index (down 50% versus down 41% for the Index), Chunghwa Telecom4 was among the top contributors5 to the Fund’s performance. The Fund no longer owns Chunghwa Telecom.

Key Detractors from Performance

The Fund had more invested in financial companies than in any other economic sector (28% versus 22% for the Index) and this investment in a poorly performing sector (down 57% versus down 53% for the Index) resulted in financial companies being the most important detractors from performance. China Merchants Bank, Turkiye Garanti Bankasi, and American International Group were among the most important detractors from performance.

The weak performance of the Fund’s industrial companies (down 64% versus down 46% for the Index), along with a larger investment in this sector (20% versus 11% for the Index) caused industrial companies to be the second largest detractors from the Fund’s performance. Clark Holdings, Harbin Power Equipment, Shanghai Electric, and China Merchants Holdings were among the most important detractors from performance.

Other individual companies detracting from performance included Google, Tenaris, and Sino-Forest.

DAVIS GLOBAL FUND                                                                             Management’s Discussion and Analysis – (Continued)

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Global Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

From its inception date in December 2004 until January 2007, shares of Davis Global Fund were not available for public sale. Only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase Fund shares.

Davis Global Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Global Fund are: (1) foreign country risk, (2) foreign currency risk, (3) market risk, (4) company risk, (5) medium capitalization risk, (6) headline risk, (7) selection risk, and (8) emerging market risk. See the prospectus for a full description of each risk.

1      Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. The total annual operating expense ratio for Davis Global Fund’s Class A shares for the year ended October 31, 2008 was 1.26%. The operating expense ratio may vary in future years. Below are the average annual total returns for the periods ended October 31, 2008.

	1-Year	3-Year	Fund Inception (12/22/04)
Davis Global Fund A without sales charge	(54.01)%	(6.45)%	(3.03)%
Davis Global Fund A with 4.75% sales charge	(56.19)%	(7.95)%	(4.25)%
Morgan Stanley Capital International World Index	(41.85)%	(5.30)%	(2.95)%

Fund performance changes over time and current performance may be higher or lower than stated. Returns and expense ratios for other classes of shares will vary from the above returns and expense ratio. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

2     The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of stock markets from North America, Europe, Australia, and Asia. The MSCI World Index includes all 23 MSCI developed market countries. Index returns assume dividends are reinvested net of withholding tax. Investments cannot be made directly in the Index.

3     The companies included in the Morgan Stanley Capital International World Index are divided into ten economic sectors. One or more industry groups make up an economic sector.

DAVIS GLOBAL FUND                                                                             Management’s Discussion and Analysis – (Continued)

4     This Management Discussion and Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

5     A company’s or sector’s contribution to the Fund’s performance is a product of both its appreciation or depreciation and its weighting within the portfolio. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

Shares of the Davis Global Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS GLOBAL FUND                                                                                                                                                    Fund Overview

At October 31, 2008

Portfolio Composition		Industry Weightings
(% of Fund’s Net Assets)		(% of Stock Holdings)

			Fund	MSCI World
Common Stock (Foreign)	76.23%	Media	14.38%	2.21%
Common Stock (U.S.)	19.99%	Transportation	10.21%	2.28%
Short Term Investments	3.61%	Food, Beverage & Tobacco	10.04%	6.20%
Other Assets & Liabilities	0.17%	Capital Goods	9.29%	7.47%
	100.00%	Health Care	9.10%	11.49%
		Real Estate	8.53%	2.01%
		Diversified Financials	7.44%	5.36%
		Information Technology	6.92%	10.60%
		Banks	5.70%	8.37%
		Insurance	4.36%	4.06%
		Materials	4.18%	5.75%
		Other	3.08%	15.82%
		Energy	2.66%	11.82%
		Consumer Durables & Apparel	2.18%	1.35%
		Utilities	1.93%	5.21%
			100.00%	100.00%

Country Diversification		Top 10 Holdings
(% of Stock Holdings)		(% of Fund’s Net Assets)

United States	20.78%	Google Inc., Class A	5.98%
Switzerland	12.28%	Kuehne & Nagel International AG, Registered	4.88%
China	11.49%	Grupo Televisa S.A., ADR	4.70%
France	8.43%	Essilor International S.A.	3.70%
Netherlands	7.85%	WPP Group PLC	2.87%
United Kingdom	7.60%	Lindt & Spruengli AG	2.86%
Mexico	6.58%	Heineken Holding NV	2.82%
Japan	5.08%	Lagardere S.C.A.	2.73%
Canada	4.79%	Pargesa Holdings S.A., Bearer Shares	2.66%
Germany	2.78%	News Corp., Class A	2.50%
Belgium	2.61%
Hong Kong	2.47%
Argentina	2.30%
Turkey	1.62%
Brazil	1.13%
Ireland	0.83%	.
Finland	0.71%
Austria	0.60%
Luxembourg	0.07%
	100.00%

DAVIS GLOBAL FUND                                                                                                                                                Portfolio Activity

November 1, 2007 through October 31, 2008

New Positions Added (11/01/07-10/31/08)

(Highlighted positions are those greater than 1.25% of 10/31/08 total net assets)

Security	Industry	Date of 1st Purchase	% of 10/31/08 Fund Net Assets
3i Group PLC	Capital Markets	05/30/08	0.46%
ABB Ltd., ADR	Capital Goods	08/26/08	0.38%
Brixton PLC	Real Estate	01/04/08	0.77%
Brookfield Asset Management Inc., Class A	Capital Markets	05/15/08	0.58%
Compagnie Financiere Richemont S.A.,
Bearer Shares, Unit A	Consumer Durables & Apparel	06/17/08	1.03%
Derwent London PLC	Real Estate	01/04/08	0.72%
Digital Realty Trust, Inc.	Real Estate	01/03/08	1.42%
Forest City Enterprises, Inc., Class A	Real Estate	01/03/08	0.44%
Merrill Lynch & Co., Inc.	Capital Markets	03/17/08	–
Mitsubishi Estate Co., Ltd.	Real Estate	01/04/08	1.17%
Mitsui Fudosan Co., Ltd.	Real Estate	01/04/08	1.30%
OGX Petroleo e Gas Participacoes S.A.	Energy	06/12/08	0.35%
Sanofi-Aventis	Pharmaceuticals, Biotechnology &
	Life Sciences	06/27/08	1.69%
Schering-Plough Corp.	Pharmaceuticals, Biotechnology &
	Life Sciences	10/31/08	0.11%

Positions Closed (11/01/07-10/31/08)

(Gains and losses greater than $500,000 are highlighted)

		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Asciano Group	Transportation	10/03/08	$(522,480)
China Railway Logistics Ltd.	Technology Hardware & Equipment	01/08/08	(465,551)
Chunghwa Telecom Co., Ltd., ADR	Telecommunication Services	07/14/08	139,544
Continental AG	Automobiles & Components	02/27/08	(3,619)
Daimler AG, Registered	Automobiles & Components	06/17/08	(350,002)
Diageo PLC	Food, Beverage & Tobacco	10/28/08	(116,143)
E*TRADE Financial Corp.	Capital Markets	10/22/08	(551,423)
HSBC Holdings PLC	Commercial Banks	02/25/08	(145,242)
Liberty Global, Inc., Series C	Media	10/27/08	(673,613)
Merrill Lynch & Co., Inc.	Capital Markets	10/27/08	(551,228)
Mohawk Industries, Inc.	Consumer Durables & Apparel	07/11/08	(58,490)
Rentokil Initial PLC	Commercial Services & Supplies	06/17/08	(124,357)
SK Telecom Co., Ltd., ADR	Telecommunication Services	06/17/08	(98,473)
Toll Holdings Ltd.	Transportation	10/03/08	(460,486)
UBS AG, Registered	Capital Markets	10/16/08	(683,332)
Virgin Blue Holdings Ltd.	Transportation	10/02/08	(92,413)
Virgin Media Inc.	Media	07/14/08	(698,819)

DAVIS GLOBAL FUND	Fund Performance

CLASS A

Average Annual Total Return for the periods ended October 31, 2008		Expense Example	Beginning Account Value (05/01/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (05/01/08- 10/31/08)

(This calculation includes an initial sales charge of 4.75%.)

One-Year	(56.19)%	Actual	$1,000.00	$552.24	$4.76
Three-Year	(7.95)%	Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.19
Life of Class (December 22, 2004 through October 31, 2008)	(4.25)%

*Expenses are equal to the Class’s annualized expense ratio (1.22%), multiplied by the average account valueover the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Global Fund, Class A Shares on December 22, 2004 (commencement of operations) and paid a 4.75% sales charge. As the chart shows, by October 31, 2008, the value of your investment would have been $8,458 - a 15.42% decrease on your initial investment. For comparison, the Morgan Stanley Capital International World Index is also presented on the chart below.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of stock markets from North America, Europe, Australia, and Asia. The MSCI World Index includes all 23 MSCI developed market countries. Index returns assume dividends reinvested net of withholding tax.

The performance data for Davis Global Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS GLOBAL FUND                                                                                                                    Fund Performance – (Continued)

CLASS B

Average Annual Total Return for the periods ended October 31, 2008		Expense Example	Beginning Account Value (05/01/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (05/01/08- 10/31/08)

(This calculation includes any applicable contingent deferred sales charge.)

One-Year	(56.25)%	Actual	$1,000.00	$549.81	$8.96
Three-Year	(8.33)%	Hypothetical (5% return before expenses)	$1,000.00	$1,013.57	$11.64
Life of Class (December 22, 2004 through October 31, 2008)	(4.50)%

*Expenses are equal to the Class’s annualized expense ratio (2.30%), multiplied by the average account valueover the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Global Fund, Class B Shares on December 22, 2004 (commencement of operations). As the chart shows, by October 31, 2008, the value of your investment (less a contingent deferred sales charge) would have been $8,373 - a 16.27% decrease on your initial investment. For comparison, the Morgan Stanley Capital International World Index is also presented on the chart below.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of stock markets from North America, Europe, Australia, and Asia. The MSCI World Index includes all 23 MSCI developed market countries. Index returns assume dividends reinvested net of withholding tax.

The performance data for Davis Global Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS GLOBAL FUND                                                                                                                      Fund Performance – (Continued)

CLASS C

Average Annual Total Return for the periods ended October 31, 2008		Expense Example	Beginning Account Value (05/01/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (05/01/08- 10/31/08)

(This calculation includes any applicable contingent deferred sales charge.)

One-Year	(54.89)%	Actual	$1,000.00	$549.81	$8.30
Three-Year	(7.38)%	Hypothetical (5% return before expenses)	$1,000.00	$1,014.43	$10.79
Life of Class (December 22, 2004 through October 31, 2008)	(4.01)%

*Expenses are equal to the Class’s annualized expense ratio (2.13%), multiplied by the average account valueover the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Global Fund, Class C Shares on December 22, 2004 (commencement of operations). As the chart shows, by October 31, 2008, the value of your investment would have been $8,540 - a 14.60% decrease on your initial investment. For comparison, the Morgan Stanley Capital International World Index is also presented on the chart below.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of stock markets from North America, Europe, Australia, and Asia. The MSCI World Index includes all 23 MSCI developed market countries. Index returns assume dividends reinvested net of withholding tax.

The performance data for Davis Global Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS GLOBAL FUND                                                                                                                     Fund Performance – (Continued)

CLASS Y

Average Annual Total Return for the periods ended October 31, 2008		Expense Example	Beginning Account Value (05/01/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (05/01/08- 10/31/08)

(There is no sales charge applicable to this calculation.)

		Actual	$1,000.00	$552.95	$4.02
One-Year	(53.91)%	Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.23
Life of Class (July 25, 2007 through October 31, 2008)	(41.90)%

*Expenses are equal to the Class’s annualized expense ratio (1.03%), multiplied by the average account valueover the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 12 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Global Fund, Class Y Shares on July 25, 2007 (inception of class). As the chart shows, by October 31, 2008, the value of your investment would have been $5,014 - a 49.86% decrease on your initial investment. For comparison, the Morgan Stanley Capital International World Index is also presented on the chart below.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of stock markets from North America, Europe, Australia, and Asia. The MSCI World Index includes all 23 MSCI developed market countries. Index returns assume dividends reinvested net of withholding tax.

The performance data for Davis Global Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS GLOBAL FUND                                                                                                                                       Notes to Performance

The following disclosure provides important information regarding the Fund’s Expense Example, which appears in each Class’s Fund Performance section of this Annual Report. Please refer to this information when reviewing the Expense Example for each Class.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is from 05/01/08 to 10/31/08.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front end or contingent deferred sales charges (loads) or redemption fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS GLOBAL FUND                                                                                                                                   Schedule of Investments

October 31, 2008

Shares	Security	Value (Note 1)
COMMON STOCK - (96.22%)
CONSUMER DISCRETIONARY - (16.49%)
Automobiles & Components – (0.55%)
3,410	Porsche Automobil Holding SE (Germany)	$298,024

Consumer Durables & Apparel – (2.10%)
26,470	Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	556,470
23,087	Hunter Douglas NV (Netherlands)	573,391

		1,129,861

Media – (13.84%)
36,510	Comcast Corp., Special Class A	562,619
143,270	Grupo Televisa S.A., ADR (Mexico)	2,530,148
36,910	Lagardere S.C.A. (France)	1,467,541
126,203	News Corp., Class A	1,342,800
257,767	WPP Group PLC (United Kingdom)	1,541,904

		7,445,012

	TOTAL CONSUMER DISCRETIONARY	8,872,897

CONSUMER STAPLES - (9.67%)
Food, Beverage & Tobacco – (9.67%)
16,182	British American Tobacco PLC (United Kingdom)	443,861
50,049	Heineken Holding NV (Netherlands)	1,519,411
225	Japan Tobacco Inc. (Japan)	798,226
716	Lindt & Spruengli AG (Switzerland)	1,540,345
37,360	Unilever NV, NY Shares (Netherlands)	898,508

		5,200,351

	TOTAL CONSUMER STAPLES	5,200,351

ENERGY - (2.56%)
1,500	OGX Petroleo e Gas Participacoes S.A. (Brazil)*	190,399
57,745	Tenaris S.A., ADR (Argentina)	1,188,970

	TOTAL ENERGY	1,379,369

FINANCIALS - (25.05%)
Banks – (5.49%)
	Commercial Banks – (5.49%)
1,516,830	China CITIC Bank - H (China)	468,558
840,500	China Merchants Bank Co., Ltd. - H (China)	1,287,685
11,689	Erste Group Bank AG (Austria)	311,628
30,280	Shinsei Bank, Ltd. (Japan)	46,447
499,150	Turkiye Garanti Bankasi A.S. (Turkey)*	838,364

		2,952,682

Diversified Financials – (7.16%)
	Capital Markets – (1.04%)
28,490	3i Group PLC (United Kingdom)	248,505
17,300	Brookfield Asset Management Inc., Class A (Canada)	311,919

		560,424

	Diversified Financial Services – (6.12%)
7,603	Groupe Bruxelles Lambert S.A. (Belgium)	558,536
22,700	Oaktree Capital Group LLC, Class A (a)	471,025
18,696	Pargesa Holdings S.A., Bearer Shares (Switzerland)	1,432,156
3,623	Reinet Investments SCA (Luxembourg)*	37,315

DAVIS GLOBAL FUND	Schedule of Investments - (Continued)
October 31, 2008

Shares	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
	Diversified Financial Services – (Continued)
146,425	RHJ International (Belgium)*	$792,546

		3,291,578

		3,852,002

Insurance – (4.19%)
	Life & Health Insurance – (3.07%)
8,063	Aflac, Inc.	357,029
59,600	Power Corp. of Canada (Canada)	1,295,545

		1,652,574

	Multi-line Insurance – (0.05%)
15,345	American International Group, Inc.	29,309

	Property & Casualty Insurance – (1.07%)
44,350	Ambac Financial Group, Inc.	118,858
33,600	NIPPONKOA Insurance Co., Ltd. (Japan)	201,384
8,290	Tokio Marine Holdings, Inc. (Japan)	255,712

		575,954

		2,257,837

Real Estate – (8.21%)
154,430	Brixton PLC (United Kingdom)	415,386
33,050	Derwent London PLC (United Kingdom)	387,099
22,890	Digital Realty Trust, Inc.	766,357
20,130	Forest City Enterprises, Inc., Class A	239,346
398,000	Hang Lung Group Ltd. (Hong Kong)	1,280,753
35,290	Mitsubishi Estate Co., Ltd. (Japan)	630,397
39,990	Mitsui Fudosan Co., Ltd. (Japan)	697,556

		4,416,894

	TOTAL FINANCIALS	13,479,415

HEALTH CARE - (8.75%)
Health Care Equipment & Services – (6.02%)
44,322	Essilor International S.A. (France)	1,988,187
35,548	IDEXX Laboratories, Inc. *	1,253,245

		3,241,432

Pharmaceuticals, Biotechnology & Life Sciences – (2.73%)
8,150	Johnson & Johnson	499,921
14,310	Sanofi-Aventis (France)	906,639
4,200	Schering-Plough Corp.	60,858

		1,467,418

	TOTAL HEALTH CARE	4,708,850

INDUSTRIALS - (19.53%)
Capital Goods – (8.93%)
15,350	ABB Ltd., ADR (Switzerland)	201,853
134,710	Blount International, Inc. *	1,170,630
760,660	Harbin Power Equipment Co. Ltd. - H (China)	422,985
58,011	Koninklijke (Royal) Philips Electronics NV, NY Shares (Netherlands)	1,073,204
2,631,580	Shanghai Electric Group Co. Ltd. - H (China)*	796,300
19,430	Siemens AG, Registered (Germany)	1,142,592

		4,807,564

DAVIS GLOBAL FUND	Schedule of Investments - (Continued)
October 31, 2008

Shares/Principal	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Commercial & Professional Services – (0.78%)
17,236	Iron Mountain Inc. *	$418,490

Transportation – (9.82%)
440,649	China Merchants Holdings International Co., Ltd. (China)	1,049,800
635,840	China Shipping Development Co. Ltd. - H (China)	626,587
316,600	Clark Holdings, Inc. *	253,280
404,490	Cosco Pacific Ltd. (China)	294,557
43,395	Kuehne & Nagel International AG, Registered (Switzerland)	2,627,377
19,450	Ryanair Holdings PLC, ADR (Ireland)*	432,179

		5,283,780

	TOTAL INDUSTRIALS	10,509,834

INFORMATION TECHNOLOGY - (6.66%)
Software & Services – (5.98%)
8,938	Google Inc., Class A *	3,214,373

Technology Hardware & Equipment – (0.68%)
24,150	Nokia Oyj, ADR (Finland)	366,597

	TOTAL INFORMATION TECHNOLOGY	3,580,970

MATERIALS - (4.02%)
26,439	BHP Billiton PLC (United Kingdom)	448,949
33,620	Companhia Vale do Rio Doce, ADR (Brazil)	393,690
9,571	Rio Tinto PLC (United Kingdom)	447,082
93,370	Sino-Forest Corp. (Canada)*	873,819

	TOTAL MATERIALS	2,163,540

TELECOMMUNICATION SERVICES - (1.63%)
28,383	America Movil SAB de C.V., Series L, ADR (Mexico)	878,170

	TOTAL TELECOMMUNICATION SERVICES	878,170

UTILITIES - (1.86%)
368,000	China Resources Power Holdings Co. Ltd. (China)	719,203
919,290	Guangdong Investment Ltd. (China)	281,375

	TOTAL UTILITIES	1,000,578

	TOTAL COMMON STOCK – (Identified cost $87,837,616)	51,773,974

SHORT TERM INVESTMENTS - (3.61%)
$747,000	ABN AMRO Inc. Joint Repurchase Agreement,
	0.25%, 11/03/08, dated 10/31/08, repurchase value of $747,016
	(collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.75%, 11/14/08-12/01/47, total market value $761,940)	747,000
653,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.25%, 11/03/08, dated 10/31/08, repurchase value of $653,014
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.50%-6.50%, 04/01/23-10/01/38, total market value $666,060)	653,000
542,000	UBS Securities LLC Joint Repurchase Agreement,
	0.22%, 11/03/08, dated 10/31/08, repurchase value of $542,010
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 5.00%-6.50%, 11/01/33-10/01/37, total market value $552,840)	542,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $1,942,000)	1,942,000

DAVIS GLOBAL FUND	Schedule of Investments - (Continued)
October 31, 2008

	Total Investments – (99.83%) – (Identified cost $89,779,616) – (b)	$53,715,974
	Other Assets Less Liabilities – (0.17%)	89,073

	Net Assets – (100.00%)	$53,805,047

ADR: American Depositary Receipt
*	Non-Income producing security.
(a)	Illiquid Security – See Note 8 of the Notes to Financial Statements.
(b)	Aggregate cost for federal income tax purposes is $90,425,369. At October 31, 2008 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$81,340
	Unrealized depreciation	(36,790,735)

	Net unrealized depreciation	$(36,709,395)

See Notes to Financial Statements

DAVIS GLOBAL FUND                                                                                                                Statement of Assets and Liabilities

At October 31, 2008

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$53,715,974
Cash	2,798
Receivables:
Capital stock sold	224,811
Dividends and interest	546,509
Investment securities sold	13,177
Prepaid expenses	1,534
Total assets	54,504,803
LIABILITIES:
Payables:
Investment securities purchased	476,852
Capital stock redeemed	96,223
Accrued management fee	35,766
Accrued distribution and service plan fees (Note 4)	16,126
Other accrued expenses	71,089
Due to Adviser	3,700
Total liabilities	699,756
NET ASSETS	$53,805,047
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$317,210
Additional paid-in capital	101,094,410
Undistributed net investment income	166,882
Accumulated net realized losses from investments	(11,705,055)
Net unrealized depreciation on investments and foreign currency transactions	(36,068,400)
Net Assets	$53,805,047

*Including:
Cost of investments	$89,779,616

DAVIS GLOBAL FUND                                                                                      Statement of Assets and Liabilities – (Continued)

At October 31, 2008

CLASS A SHARES:
Net assets	$32,172,123
Shares outstanding	3,779,534
Net asset value and redemption price per share (Net Assets ÷ Shares Outstanding)	$8.51
Maximum offering price per share (100/95.25 of $8.51)*	$8.93
CLASS B SHARES:
Net assets	$2,721,058
Shares outstanding	324,388
Net asset value, offering, and redemption price per share (Net Assets ÷ Shares Outstanding)	$8.39
CLASS C SHARES:
Net assets	$10,547,784
Shares outstanding	1,257,592
Net asset value, offering, and redemption price per share (Net Assets ÷ Shares Outstanding)	$8.39
CLASS Y SHARES:
Net assets	$8,364,082
Shares Outstanding	982,695
Net asset value, offering, and redemption price per share (Net Assets ÷ Shares Outstanding)	$8.51

*On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS GLOBAL FUND                                                                                                                                   Statement of Operations

For the year ended October 31, 2008

INVESTMENT INCOME:
Income:
Dividends*		$1,965,389
Interest		140,764
Total income		2,106,153

Expenses:
Management fees (Note 3)	$679,113
Custodian fees	83,285
Transfer agent fees:
Class A	54,257
Class B	16,624
Class C	36,207
Class Y	4,381
Audit fees	19,200
Legal fees	209
Accounting fees (Note 3)	4,500
Reports to shareholders	43,000
Directors’ fees and expenses	4,346
Registration and filing fees	66,300
Miscellaneous	11,718
Payments under distribution plan (Note 4):
Class A	83,922
Class B	55,776
Class C	192,678
Total expenses		1,355,516
Expenses paid indirectly (Note 6)		(1,102)
Reimbursement of expenses by Adviser (Note 3)		(200)
	Net expenses	1,354,214
	Net investment income	751,939

REALIZED & UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
Investment transactions		(11,742,043)
Foreign currency transactions		(24,523)
Net change in unrealized appreciation (depreciation)		(51,671,768)
Net realized and unrealized loss on investments and foreign currency		(63,438,334)
Net decrease in net assets resulting from operations		$(62,686,395)

*Net of foreign taxes withheld as follows		$123,164

See Notes to Financial Statements

DAVIS GLOBAL FUND                                                                                                            Statements of Changes in Net Assets

	Year ended October 31, 2008	Year ended October 31, 2007
OPERATIONS:
Net investment income	$751,939	$52,466
Net realized gain (loss) from investments and foreign currency transactions	(11,766,566)	465,147
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(51,671,768)	12,001,199
Net increase (decrease) in net assets resulting from operations	(62,686,395)	12,518,812

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(280,005)	(268,562)
Class B	–	(8)
Class C	–	(8)
Class Y	(11,898)	–
Realized gains from investment transactions:
Class A	(319,374)	(78,735)
Class B	(36,207)	(6)
Class C	(112,007)	(6)
Class Y	(7,974)	–

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions (Note 5):
Class A	15,012,466	28,566,369
Class B	772,563	5,230,887
Class C	6,000,864	16,044,392
Class Y	15,795,970	945,105
Total increase (decrease) in net assets	(25,871,997)	62,958,240

NET ASSETS:
Beginning of year	79,677,044	16,718,804
End of year*	$53,805,047	$79,677,044
*Including undistributed net investment income (loss) of	$166,882	$(231,408)

See Notes to Financial Statements

DAVIS GLOBAL FUND                                                                                                                         Notes to Financial Statements

October 31, 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on December 22, 2004, and until January 1, 2007, shares of the Fund were not available for public sale. Only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase Fund shares. The Fund offers shares in four classes, Class A, Class B, Class C, and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class’s distribution arrangement), liquidation and distributions. The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

Master Repurchase Agreements – The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements, until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation – The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency – The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

DAVIS GLOBAL FUND                                                                                               Notes to Financial Statements – (Continued)

October 31, 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes – It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. At October 31, 2008, the Fund had available for federal income tax purposes unused capital loss carryovers of $11,104,000 which expire in 2016.

Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2008, amounts have been reclassified to reflect a decrease to undistributed net investment income of $61,746 and a corresponding decrease to accumulated net realized losses from investments and foreign currency transactions. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary Income	$359,237	$268,578
Long-Term Capital Gain	408,228	78,747
Total	$767,465	$347,325

As of October 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$211,880
Accumulated net realized losses from investments and
foreign currency transactions	(11,104,288)
Net unrealized depreciation on investments and
foreign currency transactions	(36,714,153)
Total	$(47,606,561)

Indemnification– Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

DAVIS GLOBAL FUND                                                                                               Notes to Financial Statements – (Continued)

October 31, 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

New Accounting Pronouncement – In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal periods. As of October 31, 2008, the Adviser does not believe the adoption of FAS 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

NOTE 2 – PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2008 were $59,074,786 and $15,902,623, respectively.

NOTE 3 –INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, and 0.55% of the average net assets in excess of $500 million. Advisory fees paid during the year ended October 31, 2008 approximated 0.75% of average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended October 31, 2008 amounted to $8,820. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. The Adviser is paid for certain accounting services. The fee for the year ended October 31, 2008 amounted to $4,500. The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%). During the year ended October 31, 2008, such reimbursements amounted to $200 for Class B. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES
Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended October 31, 2008, Davis Distributors, LLC, the Fund’s Underwriter (“Underwriter” or “Distributor”) received $275,611 from commissions earned on sales of Class A shares of the Fund, of which $42,919 was retained by the Underwriter and the remaining $232,692 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund’s registration statement, sales literature, and other expenses assumed or incurred by it in connection with such sales.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers. The service fee for Class A shares of the Fund for the year ended October 31, 2008 was $83,922.

DAVIS GLOBAL FUND                                                                                               Notes to Financial Statements – (Continued)

October 31, 2008

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

CLASS B SHARES

Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund’s Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., (“FINRA”), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The FINRA rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Distribution plan, plus interest at 1.00% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1.00%) of distribution charges that exceed the 1.00% annual limit in some future period or periods when the plan limits have not been reached.

During the year ended October 31, 2008, Class B shares of the Fund made distribution plan payments, which included distribution fees of $41,904 and service fees of $13,872.

Commission advances by the Distributor during the year ended October 31, 2008 on the sale of Class B shares of the Fund amounted to $37,365, all of which was re-allowed to qualified selling dealers.

The Distributor intends to seek payment from Class B shares of the Fund in the amount of $42,330 representing 6.25% of gross Fund sales of Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended October 31, 2008, the Distributor received $11,775 in contingent deferred sales charges from Class B shares of the Fund.

CLASS C SHARES

Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1.00% if redeemed within one year of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund’s Class C shares. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1.00% limitations applicable to the Class B Distribution Plan.

During the year ended October 31, 2008, Class C shares of the Fund made distribution plan payments, which included distribution fees of $144,508 and service fees of $48,170.

Commission advances by the Distributor during the year ended October 31, 2008, on the sale of Class C shares of the Fund amounted to $63,500, all of which was re-allowed to qualified selling dealers.

The Distributor intends to seek payment from Class C shares of the Fund in the amount of $1,120,449 representing 6.25% of gross Fund sales of Class C shares, plus interest, reduced by cumulative distribution fees paid by the Fund and the cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

A contingent deferred sales charge of 1.00% is imposed upon the redemption of certain Class C shares of the Fund within the first year of the original purchase. During the year ended October 31, 2008, the Distributor received $10,549 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS GLOBAL FUND                                                                                             Notes to Financial Statements – (Continued)

October 31, 2008

NOTE 5 – CAPITAL STOCK

At October 31, 2008, there were 3,500,000,000 shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., 175,000,000 of which are classified as Davis Global Fund. Transactions in capital stock were as follows:

Class A

	Year ended October 31, 2008			Year ended October 31, 2007
	Shares	Amount		Shares	Amount
Shares sold	1,878,961	$29,101,400		1,755,881	$29,112,167
Shares issued in reinvestment of distributions	34,090	587,321		23,875	346,310
	1,913,051	29,688,721		1,779,756	29,458,477
Shares redeemed	(1,080,488)	(14,676,255)	[1]	(53,287)	(892,108)	[1]
Net increase	832,563	$15,012,466		1,726,469	$28,566,369

[1] Net of redemption fees of $13,010 and $810 for the years ended October 31, 2008 and 2007, respectively.

Class B

	Year ended October 31, 2008		Year ended October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	283,350	$4,454,569	320,995	$5,472,324
Shares issued in reinvestment of distributions	1,988	34,372	1	14
	285,338	4,488,941	320,996	5,472,338
Shares redeemed	(267,324)	(3,716,378)	[1] (14,722)	(241,451)	[1]
Net increase	18,014	$772,563	306,274	$5,230,887

[1] Net of redemption fees of $98 and $432 for the years ended October 31, 2008 and 2007, respectively.

Class C

	Year ended October 31, 2008			Year ended October 31, 2007
	Shares	Amount		Shares	Amount
Shares sold	806,090	$12,354,464		977,368	$16,244,181
Shares issued in reinvestment of distributions	6,287	108,648		1	14
	812,377	12,463,112		977,369	16,244,195
Shares redeemed	(520,804)	(6,462,248)	[1]	(11,450)	(199,803)	[1]
Net increase	291,573	$6,000,864		965,919	$16,044,392

[1] Net of redemption fees of $3,413 and $252 for the years ended October 31, 2008 and 2007, respectively.

Class Y
				July 25, 2007
	Year ended October 31, 2008			(inception of class) through October 31, 2007
	Shares	Amount		Shares	Amount
Shares sold	986,914	$16,590,796		53,808	$945,105
Shares issued in reinvestment of distributions	837	14,362		–	–
	987,751	16,605,158		53,808	945,105
Shares redeemed	(58,864)	(809,188)	[1]	–	–
Net increase	928,887	$15,795,970		53,808	$945,105

[1] Net of redemption fees of $852 for the year ended October 31, 2008.

DAVIS GLOBAL FUND                                                                                               Notes to Financial Statements – (Continued)

October 31, 2008

NOTE 6 – EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $1,102 during the year ended October 31, 2008.

NOTE 7 – BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate plus 0.75%. The Fund had no borrowings outstanding at October 31, 2008.

NOTE 8 – ILLIQUID SECURITIES

Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities in the Fund amounted to $471,025 or 0.88% of the Fund’s net assets as of October 31, 2008.

				Valuation per Share as of October 31, 2008
	Acquisition Date		Cost per Share
Security		Shares

Oaktree Capital Group LLC, Class A	9/14/07	22,700	$34.55	$20.75

DAVIS GLOBAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Global Fund Class A:
Year ended 10/31/2008	$18.70	$0.15	[5]	$(10.16)	$(10.01)
Year ended 10/31/2007	13.70	0.05	[5]	5.23	5.28
Year ended 10/31/2006	10.83	0.05		2.95	3.00
Period from 12/22/2004[4] to 10/31/2005	10.00	0.10		0.75	0.85
Davis Global Fund Class B:
Year ended 10/31/2008	18.52	(0.01)	[5]	(10.02)	(10.03)
Year ended 10/31/2007	13.57	(0.13)	[5]	5.22	5.09
Year ended 10/31/2006	10.76	(0.09)		2.93	2.84
Period from 12/22/2004[4] to 10/31/2005	10.00	0.03		0.73	0.76
Davis Global Fund Class C:
Year ended 10/31/2008	18.52	0.01	[5]	(10.04)	(10.03)
Year ended 10/31/2007	13.58	(0.11)	[5]	5.19	5.08
Year ended 10/31/2006	10.75	(0.08)		2.94	2.86
Period from 12/22/2004[4] to 10/31/2005	10.00	0.03		0.72	0.75
Davis Global Fund Class Y:
Year ended 10/31/2008	18.71	0.20	[5]	(10.17)	(9.97)
Period from 07/25/2007[4] to 10/31/2007	17.20	0.00		1.51	1.51

	Year ended October 31,
	2008	2007	2006	2005
Portfolio Turnover[2]
(for all classes of shares)	19%	10%	10%	0%

1  Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

2  The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
[4]	Inception date of class.
[5]	Per share calculations were based on average shares outstanding for the period.
[6]	Annualized.

Financial Highlights

Dividends and Distributions
Dividends from Net Investment Income	Distributions from Realized Gains	Distributions in Excess of Net Investment Income	Distributions in Excess of Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000 omitted)	Ratio of Expenses to Average Net Assets				Ratio of Net Investment Income (Loss) to Average Net Assets
									Gross		Net[3]

$(0.08)	$(0.10)	$–	$–	$–	$(0.18)	$8.51	(54.01)%	$32,172	1.26%		1.26%		1.07%
(0.22)	(0.06)	–	–	–	(0.28)	18.70	39.13	55,104	1.48		1.30		0.32
(0.13)	–	–	–	–	(0.13)	13.70	27.96	16,716	1.24		1.24		0.43
(0.02)	–	–	–	–	(0.02)	10.83	8.47	10,837	1.65	[6]	1.30	[6]	1.26	[6]

–	(0.10)	–	–	–	(0.10)	8.39	(54.43)	2,721	2.30		2.30		(0.05)
(0.08)	(0.06)	–	–	–	(0.14)	18.52	37.80	5,676	2.73		2.30		(0.68)
(0.03)	–	–	–	–	(0.03)	13.57	26.41	1	12.99		2.30		(0.63)
–	–	–	–	–	–	10.76	7.60	1	2.65	[6]	2.30	[6]	0.26	[6]

–	(0.10)	–	–	–	(0.10)	8.39	(54.43)	10,548	2.19		2.19		0.05
(0.08)	(0.06)	–	–	–	(0.14)	18.52	37.70	17,890	2.56		2.30		(0.68)
(0.03)	–	–	–	–	(0.03)	13.58	26.62	1	13.31		2.30		(0.63)
–	–	–	–	–	–	10.75	7.50	1	2.65	[6]	2.30	[6]	0.26	[6]

(0.13)	(0.10)	–	–	–	(0.23)	8.51	(53.91)	8,364	1.04		1.04		1.29
–	–	–	–	–	–	18.71	8.78	1,007	3.64	[6]	1.05	[6]	0.13	[6]

See Notes to Financial Statements

DAVIS GLOBAL FUND                                                                        Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

of Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis Global Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from December 22, 2004 (commencement of operations) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Global Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from December 22, 2004 (commencement of operations) to October 31, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 22, 2008

DAVIS GLOBAL FUND                                                                                                                                                  Fund Information

Federal Income Tax Information (Unaudited)

In early 2009, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

During the fiscal year ended October 31, 2008, $359,237 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $39,316 or 11% as income qualifying for the corporate dividends-received deduction.

For the fiscal year ended October 31, 2008, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $359,237 or 100% as qualified dividend income.

Recent tax legislation allows a regulated investment company to designate dividends not designated as capital gain distributions, either as interest related dividends or short-term capital gain distributions, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2008, $55,256 or 19% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

During the fiscal year ended October 31, 2008, the Fund declared and paid long-term capital gain dividends in the amount of $408,228.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $120,891 as foreign taxes paid during the year ended October 31, 2008. Approximately 91% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2008 was derived from foreign sourced income of $1,906,173. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in early 2009.

The foregoing information is presented to assist shareholders in reporting dividends and distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations, which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279 or on the Fund’s website at www.davisfunds.com or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS GLOBAL FUND                                                                                                                                        Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (9/9/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (8/2/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of Centerpoint Properties Trust (REIT); former Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (a REIT).

Thomas S. Gayner (12/16/61)	Director	Director since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, First Market Bank; Director, Washington Post Co. (newspaper publisher).

Jerry D. Geist (5/23/34)	Director	Director since 1986	Chairman, Santa Fe Center Enterprises, Inc. (energy project development).	13	Director, CH2M-Hill, Inc. (engineering); Member, Investment Committee for Microgeneration Technology Fund; UTECH Funds.

G. Bernard Hamilton (3/18/37)	Director	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (7/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-Hill, Inc. (engineering).	13	none

Robert P. Morgenthau (3/22/57)	Director	Director since 2002	Chairman, NorthRoad Capital Management, LLC (an investment management firm) since June 2002.	13	none

Christian R. Sonne (5/6/36)	Director	Director since 1990	General Partner, Tuxedo Park Associates (land holding and development firm).	13	none

Marsha Williams (3/28/51)	Director	Director since 1999	Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider); former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (a REIT).	16

Director, the Selected Funds (consisting of three portfolios) since 1996; Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering).

DAVIS GLOBAL FUND                                                                                                            Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Jeremy H. Biggs (8/16/35)	Director/ Chairman	Director since 1994	Vice Chairman, Member of the Audit Committee and Member of the International Investment Committee, former Chief Investment Officer (1980 through 2005), all for Fiduciary Trust Company International (money management firm); Consultant to Davis Selected Advisers, L.P.	13	none

Andrew A. Davis (6/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, the Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (7/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, the Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (newspaper publisher).

*    Jeremy H. Biggs, Andrew A. Davis, and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

DAVIS GLOBAL FUND	Directors and Officers – (Continued)

Officers

Christopher C. Davis (born 7/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Andrew A. Davis (born 6/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 8/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 3/4/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 9/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 3/7/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 9/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Partner, Seyfarth Shaw LLP (a law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS GLOBAL FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Seyfarth Shaw LLP
131 South Dearborn Street, Suite 2400
Chicago, Illinois 60603-5577

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Global Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com. Quarterly Fact sheets are available on the Fund’s website at www.davisfunds.com.

DAVIS INTERNATIONAL FUND	Table of Contents

Management’s Discussion and Analysis	2

Fund Overview	4

Portfolio Activity	5

Fund Performance	6

Schedule of Investments	10

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Notes to Financial Statements	16

Financial Highlights	21

Report of Independent Registered Public Accounting Firm	24

Fund Information	25

Directors and Officers	26

DAVIS INTERNATIONAL FUND                                                                 Management’s Discussion and Analysis

Performance Overview

Davis International Fund’s Class A shares delivered a negative return on net asset value of 53.97% for the year ended October 31, 20081. Over the same time period, the Morgan Stanley Capital International Europe, Australia, Asia, and Far East Index (EAFE)2 (“Index”), declined 46.62%. All sectors3 within the Index ended the year with negative returns. Health care turned in the strongest performance and financials and materials turned in the weakest performance. The Fund had approximately 91% of its assets invested in foreign companies, 1% in U.S. companies, and 8% in cash as of October 31, 2008.

Key Contributors to Performance

While the Fund’s telecommunication service companies turned in negative performance as a group and under-performed the corresponding sector within the Index (down 50% versus down 42% for the Index), Chunghwa Telecom4 was among the top contributors5 to the Fund’s performance. The Fund no longer owns Chunghwa Telecom.

Key Detractors from Performance

The Fund had more invested in financial companies than in any other sector (29% versus 26% for the Index) and this investment in a poorly performing sector (down 54% versus down 57% for the Index) resulted in financial companies being the most important detractors from performance. China Merchants Bank, Turkiye Garanti Bankasi, and RHJ International were among the most important detractors from performance.

The weak performance of the Fund’s industrial companies (down 65% versus down 53% for the Index), along with a larger investment in this sector (21% versus 12% for the Index) caused industrial companies to be the second largest detractors from the Fund’s performance. Harbin Power Equipment, Shanghai Electric, China Merchants Holdings, and Siemens were among the most important detractors from performance.

Other individual companies detracting from performance included Tenaris, America Movil, and Hunter Douglas.

2

DAVIS INTERNATIONAL FUND                                       Management’s Discussion and Analysis – (Continued)

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis International Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Class A, B, and C shares of Davis International Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents. Shares of Davis International Fund currently are not available for public sale in any other state or jurisdiction. Currently, only the directors, officers and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. If these shareholders decide in the future to withdraw all or a portion of their investments, the Fund’s operations may be adversely affected. The Adviser reserves the right to reject any offer to purchase shares.

Davis International Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis International Fund are: (1) market risk, (2) company risk, (3) foreign country risk, (4) foreign currency risk, (5) emerging market risk, (6) medium-capitalization risk, (7) headline risk, and (8) selection risk. See the prospectus for a full description of each risk.

1     Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. The total annual operating expense ratio for Davis International Fund's Class A shares for the year ended October 31, 2008 was 1.25%. The operating expense ratio may vary in future years. Below are the average annual total returns for the periods ended October 31, 2008:

	1-Year	Fund Inception (12/29/06)
Davis International Fund A - without sales charge	(53.97)%	(22.84)%
Davis International Fund A - with 4.75% sales charge	(56.15)%	(24.85)%
Morgan Stanley Capital International Europe, Australia, Asia, and Far East Index	(46.62)%	(22.38)%

Fund performance changes over time and current performance may be higher or lower than stated. Expense ratios and returns for other classes of shares will vary from the above expense ratio and returns. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

2     The Morgan Stanley Capital International Europe, Australia, Asia, and Far East Index (MSCI EAFE) is an unmanaged capitalization-weighted measure of stock markets from Europe, Australia, Asia, and Far East. It is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. Index returns assume dividends reinvested net of withholding tax. Investments cannot be made directly in the Index.

3      The companies included in the MSCI EAFE Index are divided into ten sectors. One or more industry groups make up a sector.

4     This Management Discussion and Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

5     A company’s or sector’s contribution to the Fund’s performance is a product of both its appreciation or depreciation and its weighting within the portfolio. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

Shares of the Davis International Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

3

DAVIS INTERNATIONAL FUND                                                                                                               Fund Overview

At October 31, 2008

Portfolio Composition		Industry Weightings
(% of Fund’s Net Assets)		(% of Stock Holdings)
			Fund	MSCI EAFE
Common Stock (Foreign)	90.66%	Food, Beverage & Tobacco	15.13%	6.61%
Common Stock (U.S.)	1.52%	Capital Goods	9.95%	7.41%
Short Term Investments	7.84%	Transportation	9.85%	2.44%
Other Assets & Liabilities	(0.02)%	Diversified Financials	9.21%	3.54%
	100.00%	Real Estate	8.87%	2.72%
		Media	8.72%	1.63%
		Banks	8.21%	12.90%
		Health Care	7.27%	9.72%
		Insurance	5.52%	4.46%
		Other	4.37%	23.60%
		Materials	4.04%	8.04%
		Energy	3.43%	8.86%
		Consumer Durables & Apparel	3.17%	1.90%
		Telecommunication Services	2.26%	6.17%
			100.00%	100.00%

Country Diversification		Top 10 Holdings
(% of Stock Holdings)		(% of Fund’s Net Assets)

China	14.87%	Essilor International S.A.	4.69%
Switzerland	12.80%	Lindt & Spruengli AG	4.07%
Netherlands	11.07%	Kuehne & Nagel International AG	3.86%
France	10.18%	Heineken Holding NV	3.69%
United Kingdom	8.86%	Power Corp. of Canada	3.46%
Japan	7.92%	China Merchants Bank Co., Ltd. - H	3.29%
Belgium	5.68%	Siemens AG, Registered	3.04%
Mexico	5.09%	Tenaris S.A., ADR	3.03%
Canada	4.96%	Groupe Bruxelles Lambert S.A.	2.81%
Germany	4.09%	China Merchants Holdings
Argentina	3.29%	International Co., Ltd.	2.68%
Hong Kong	2.40%
Turkey	2.25%
United States	1.65%
Finland	1.36%
Ireland	1.25%
Brazil	1.22%
Austria	0.95%
Luxembourg	0.11%
	100.00%

4

DAVIS INTERNATIONAL FUND                                                                                                           Portfolio Activity

November 1, 2007 through October 31, 2008

New Positions Added (11/01/07-10/31/08)

(Highlighted positions are those greater than 1.50% of 10/31/08 total net assets)

Security	Industry	Date of 1st Purchase	% of 10/31/08 Fund Net Assets
3i Group PLC	Capital Markets	05/30/08	0.45%
ABB Ltd., ADR	Capital Goods	08/26/08	0.43%
Brixton PLC	Real Estate	01/04/08	1.16%
Brookfield Asset Management Inc., Class A	Capital Markets	05/15/08	0.72%
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A	Consumer Durables & Apparel	06/18/08	1.46%
Derwent London PLC	Real Estate	01/04/08	1.08%
Mitsubishi Estate Co., Ltd.	Real Estate	01/04/08	1.78%
Mitsui Fudosan Co., Ltd.	Real Estate	01/04/08	1.94%
OGX Petroleo e Gas Participacoes S.A.	Energy	07/01/08	0.13%
Sanofi-Aventis	Pharmaceuticals, Biotechnology & Life Sciences	06/27/08	2.02%

Positions Closed (11/01/07-10/31/08)

(Gains and losses greater than $100,000 are highlighted)

		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Asciano Group	Transportation	10/03/08	$(132,892)
China Railway Logistics Ltd.	Technology Hardware & Equipment	01/08/08	(189,759)
Chunghwa Telecom Co., Ltd., ADR	Telecommunication Services	07/14/08	30,278
Continental AG	Automobiles & Components	02/27/08	(11,568)
Daimler AG, Registered	Automobiles & Components	06/18/08	(69,031)
HSBC Holdings PLC	Commercial Banks	02/25/08	(36,419)
Rentokil Initial PLC	Commercial & Professional Services	06/18/08	(57,896)
SK Telecom Co., Ltd., ADR	Telecommunication Services	06/18/08	(50,286)
Toll Holdings Ltd.	Transportation	10/03/08	(101,662)
UBS AG, Registered	Capital Markets	10/16/08	(149,687)
Virgin Blue Holdings Ltd.	Transportation	10/02/08	(20,981)
Virgin Media Inc.	Media	07/14/08	(283,090)

5

DAVIS INTERNATIONAL FUND                                                                                                       Fund Performance

CLASS A

Average Annual Total Return for the periods ended October 31, 2008		Expense Example
			Beginning Account Value (05/01/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (05/01/08-10/31/08)
(This calculation includes an initial sales charge of 4.75%.)

		Actual	$1,000.00	$555.06	$4.93
One-Year	(56.15)%	Hypothetical(5% return before expenses)
Life of the Class (December 29, 2006 through October 31, 2008)
	(24.85)%		$1,000.00	$1,018.80	$6.39

*Expenses are equal to the Class’s annualized expense ratio (1.26%), multiplied by the average account valueover the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 9 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis International Fund, Class A Shares on December 29, 2006 (commencement of operations) and paid a 4.75% sales charge. As the chart shows, by October 31, 2008, the value of your investment would have been $5,909 - a 40.91% decrease on your initial investment. For comparison, the MSCI EAFE Index is also presented on the chart below.

The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets from Europe, Australia, Asia, and Far East. It is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. Index returns assume dividends reinvested net of withholding tax. Investments cannot be made directly in the Index.

The performance data for Davis International Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

DAVIS INTERNATIONAL FUND                                                                               Fund Performance – (Continued)

CLASS B

Average Annual Total Return for the periods ended October 31, 2008		Expense Example
			Beginning Account Value (05/01/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (05/01/08-10/31/08)
(This calculation includes any applicable contingent deferred sales charge.)

		Actual	$1,000.00	$551.91	$8.97
One-Year	(56.27)%	Hypothetical (5% return before expenses)
Life of the Class (December 29, 2006 through October 31, 2008)
	(24.90)%		$1,000.00	$1,013.57	$11.64

*Expenses are equal to the Class’s annualized expense ratio (2.30%), multiplied by the average account valueover the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 9 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis International Fund, Class B Shares on December 29, 2006 (commencement of operations). As the chart shows, by October 31, 2008, the value of your investment (less a contingent deferred sales charge) would have been $5,902 - a 40.98% decrease on your initial investment. For comparison, the MSCI EAFE Index is also presented on the chart below.

The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets from Europe, Australia, Asia, and Far East. It is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. Index returns assume dividends reinvested net of withholding tax. Investments cannot be made directly in the Index.

The performance data for Davis International Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

DAVIS INTERNATIONAL FUND                                                                               Fund Performance – (Continued)

CLASS C

Average Annual Total Return for the periods ended October 31, 2008		Expense Example
			Beginning Account Value (05/01/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (05/01/08-10/31/08)
(This calculation includes any applicable contingent deferred sales charge.)

		Actual	$1,000.00	$552.83	$8.98
One-Year	(54.87)%	Hypothetical (5% return before expenses)
Life of the Class (December 29, 2006 through October 31, 2008)
	(23.59)%		$1,000.00	$1,013.57	$11.64

*Expenses are equal to the Class’s annualized expense ratio (2.30%), multiplied by the average account valueover the period, multiplied by 184/366 (to reflect the one-half year period). The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser. See Notes to Performance on page 9 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis International Fund, Class C Shares on December 29, 2006 (commencement of operations). As the chart shows, by October 31, 2008, the value of your investment would have been $6,094 - a 39.06% decrease on your initial investment. For comparison, the MSCI EAFE Index is also presented on the chart below.

The MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets from Europe, Australia, Asia, and Far East. It is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. Index returns assume dividends reinvested net of withholding tax. Investments cannot be made directly in the Index.

The performance data for Davis International Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

DAVIS INTERNATIONAL FUND                                                                                                   Notes to Performance

The following disclosure provides important information regarding the Fund’s Expense Example, which appears in each Class’s Fund Performance section of this Annual Report. Please refer to this information when reviewing the Expense Example for each Class.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is from 05/01/08 to 10/31/08.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads) or redemption fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

DAVIS INTERNATIONAL FUND                                                                                              Schedule of Investments

October 31, 2008

Shares	Security	Value (Note 1)
COMMON STOCK - (92.18%)
CONSUMER DISCRETIONARY - (11.69%)
Automobiles & Components – (0.73%)
840	Porsche Automobil Holding SE (Germany)	$73,413

Consumer Durables & Apparel – (2.92%)
7,000	Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	147,159
5,900	Hunter Douglas NV (Netherlands)	146,533

		293,692

Media – (8.04%)
14,850	Grupo Televisa S.A., ADR (Mexico)	262,251
6,770	Lagardere S.C.A. (France)	269,175
9,500	Liberty Global, Inc., Series C *	153,188
20,600	WPP Group PLC (United Kingdom)	123,224

		807,838

	TOTAL CONSUMER DISCRETIONARY	1,174,943

CONSUMER STAPLES - (13.94%)
Food, Beverage & Tobacco – (13.94%)
4,279	British American Tobacco PLC (United Kingdom)	117,370
4,912	Diageo PLC (United Kingdom)	74,960
12,200	Heineken Holding NV (Netherlands)	370,373
52	Japan Tobacco Inc. (Japan)	184,479
190	Lindt & Spruengli AG (Switzerland)	408,751
10,200	Unilever NV, NY Shares (Netherlands)	245,310

		1,401,243

	TOTAL CONSUMER STAPLES	1,401,243

ENERGY - (3.16%)
100	OGX Petroleo e Gas Participacoes S.A. (Brazil)*	12,693
14,800	Tenaris S.A., ADR (Argentina)	304,732

	TOTAL ENERGY	317,425

FINANCIALS - (29.33%)
Banks – (7.57%)
	Commercial Banks – (7.57%)
397,000	China CITIC Bank - H (China)	122,636
215,500	China Merchants Bank Co., Ltd. - H (China)	330,156
3,300	Erste Group Bank AG (Austria)	87,978
7,800	Shinsei Bank, Ltd. (Japan)	11,964
123,800	Turkiye Garanti Bankasi A.S. (Turkey)*	207,932

		760,666

Diversified Financials – (8.49%)
	Capital Markets – (1.17%)
5,200	3i Group PLC (United Kingdom)	45,357
4,000	Brookfield Asset Management Inc., Class A (Canada)	72,120

		117,477

	Diversified Financial Services – (7.32%)
3,850	Groupe Bruxelles Lambert S.A. (Belgium)	282,831
2,600	Pargesa Holdings S.A., Bearer Shares (Switzerland)	199,166
958	Reinet Investments SCA (Luxembourg)*	9,868
45,000	RHJ International (Belgium)*	243,569

		735,434

		852,911

10

DAVIS INTERNATIONAL FUND                                                                    Schedule of Investments – (Continued)

October 31, 2008

Shares	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (5.09%)
	Life & Health Insurance – (3.46%)
16,000	Power Corp. of Canada (Canada)	$347,797

	Property & Casualty Insurance – (1.63%)
11,000	NIPPONKOA Insurance Co., Ltd. (Japan)	65,929
3,160	Tokio Marine Holdings, Inc. (Japan)	97,473

		163,402

		511,199

Real Estate – (8.18%)
43,500	Brixton PLC (United Kingdom)	117,006
9,300	Derwent London PLC (United Kingdom)	108,927
69,000	Hang Lung Group Ltd. (Hong Kong)	222,040
10,000	Mitsubishi Estate Co., Ltd. (Japan)	178,633
11,200	Mitsui Fudosan Co., Ltd. (Japan)	195,365

		821,971

	TOTAL FINANCIALS	2,946,747

HEALTH CARE - (6.71%)
Health Care Equipment & Services – (4.69%)
10,500	Essilor International S.A. (France)	471,007

Pharmaceuticals, Biotechnology & Life Sciences – (2.02%)
3,200	Sanofi-Aventis (France)	202,742

	TOTAL HEALTH CARE	673,749

INDUSTRIALS - (18.25%)
Capital Goods – (9.17%)
3,300	ABB Ltd., ADR (Switzerland)	43,395
192,000	Harbin Power Equipment Co. Ltd. - H (China)	106,767
14,200	Koninklijke (Royal) Philips Electronics NV, NY Shares (Netherlands)	262,700
670,000	Shanghai Electric Group Co. Ltd. - H (China)*	202,738
5,200	Siemens AG, Registered (Germany)	305,789

		921,389

Transportation – (9.08%)
113,105	China Merchants Holdings International Co., Ltd. (China)	269,461
62,000	China Shipping Development Co. Ltd. - H (China)	61,098
108,000	Cosco Pacific Ltd. (China)	78,647
6,400	Kuehne & Nagel International AG, Registered (Switzerland)	387,492
5,200	Ryanair Holdings PLC, ADR (Ireland)*	115,544

		912,242

	TOTAL INDUSTRIALS	1,833,631

INFORMATION TECHNOLOGY - (1.25%)
Technology Hardware & Equipment – (1.25%)
8,300	Nokia Oyj, ADR (Finland)	125,994

	TOTAL INFORMATION TECHNOLOGY	125,994

MATERIALS - (3.72%)
6,900	BHP Billiton PLC (United Kingdom)	117,166
8,600	Companhia Vale do Rio Doce, ADR (Brazil)	100,706
2,500	Rio Tinto PLC (United Kingdom)	116,781
4,200	Sino-Forest Corp. (Canada)*	39,306

	TOTAL MATERIALS	373,959

11

DAVIS INTERNATIONAL FUND	Schedule of Investments – (Continued)
October 31, 2008

Shares/Principal	Security	Value (Note 1)
COMMON STOCK – (CONTINUED)
TELECOMMUNICATION SERVICES - (2.08%)
6,750	America Movil SAB de C.V., Series L, ADR (Mexico)	$208,845

	TOTAL TELECOMMUNICATION SERVICES	208,845

UTILITIES - (2.05%)
74,000	China Resources Power Holdings Co. Ltd. (China)	144,622
200,000	Guangdong Investment Ltd. (China)	61,216

	TOTAL UTILITIES	205,838

	TOTAL COMMON STOCK – (Identified cost $15,371,771)	9,262,374

SHORT TERM INVESTMENTS - (7.84%)
$303,000	ABN AMRO Inc. Joint Repurchase Agreement,
	0.25%, 11/03/08, dated 10/31/08, repurchase value of $303,006
	(collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.75%, 11/14/08-12/01/47, total market value $309,060)	303,000
265,000	Banc of America Securities LLC Joint Repurchase Agreement,
	0.25%, 11/03/08, dated 10/31/08, repurchase value of $265,006
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.50%-6.50%, 04/01/23-10/01/38, total market value $270,300)	265,000
220,000	UBS Securities LLC Joint Repurchase Agreement,
	0.22%, 11/03/08, dated 10/31/08, repurchase value of $220,004
	(collateralized by: U.S. Government agency mortgages in a pooled cash account, 5.00%-6.50%, 11/01/33-10/01/37, total market value $224,400)	220,000

	TOTAL SHORT TERM INVESTMENTS – (Identified cost $788,000)	788,000

	Total Investments – (100.02%) – (Identified cost $16,159,771) – (a)	10,050,374
	Liabilities Less Other Assets – (0.02%)	(2,163)

	Net Assets – (100.00%)	$10,048,211

ADR: American Depositary Receipt
*	Non-Income producing security.
(a)	Aggregate cost for federal income tax purposes is $16,160,000. At October 31, 2008 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$44,495
	Unrealized depreciation	(6,154,121)

	Net unrealized depreciation	$(6,109,626)

See Notes to Financial Statements

12

DAVIS INTERNATIONAL FUND                                                                           Statement of Assets and Liabilities

At October 31, 2008

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$10,050,374
Cash	1,528
Receivables:
Capital stock sold	200
Dividends and interest	142,458
Prepaid expenses	573
Due from Adviser	21
Total assets	10,195,154
LIABILITIES:
Payables:
Investment securities purchased	110,022
Accrued audit fee	14,400
Accrued management fee	6,849
Other accrued expenses	15,672
Total liabilities	146,943
NET ASSETS	$10,048,211
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$81,676
Additional paid-in capital	17,109,047
Undistributed net investment income	189,190
Accumulated net realized losses from investments	(1,221,527)
Net unrealized depreciation on investments and foreign currency transactions	(6,110,175)
Net Assets	$10,048,211

*Including:
Cost of investments	$16,159,771

CLASS A SHARES:
Net assets	$10,045,166
Shares outstanding	1,633,014
Net asset value and redemption price per share (Net Assets ÷ Shares Outstanding)	$6.15
Maximum offering price per share (100/95.25 of $6.15)*	$6.46
CLASS B SHARES:
Net assets	$1,522
Shares outstanding	251
Net asset value, offering, and redemption price per share (Net Assets ÷ Shares Outstanding)	$6.06
CLASS C SHARES:
Net assets	$1,523
Shares outstanding	251
Net asset value, offering, and redemption price per share (Net Assets ÷ Shares Outstanding)	$6.07

*On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

13

DAVIS INTERNATIONAL FUND                                                                                              Statement of Operations

For the year ended October 31, 2008

INVESTMENT INCOME:
Income:
Dividends*		$425,571
Interest		23,345
Total income		448,916

Expenses:
Management fees (Note 3)	$126,093
Custodian fees	39,408
Transfer agent fees:
Class A	830
Class B	136
Class C	137
Audit fees	19,200
Legal fees	39
Accounting fees (Note 3)	4,002
Reports to shareholders	2,590
Directors’ fees and expenses	3,085
Registration and filing fees	5,000
Miscellaneous	10,089
Payments under distribution plan (Note 4):
Class B	19
Class C	19
Total expenses		210,647
Expenses paid indirectly (Note 6)		(60)
Reimbursement of expenses by Adviser (Note 3)		(257)
	Net expenses	210,330
	Net investment income	238,586

REALIZED & UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
Investment transactions		(1,221,527)
Foreign currency transactions		(355)
Net change in unrealized appreciation (depreciation)		(10,765,217)
Net realized and unrealized loss on investments and foreign currency		(11,987,099)
Net decrease in net assets resulting from operations		$(11,748,513)

*Net of foreign taxes withheld as follows		$29,001

See Notes to Financial Statements

14

DAVIS INTERNATIONAL FUND                                                                      Statements of Changes in Net Assets

Year ended October 31, 2008	December 29, 2006 (Commencement of operations) through October 31, 2007

OPERATIONS:
Net investment income	$238,586	$48,148
Net realized gain (loss) from investments and foreign currency transactions	(1,221,882)	70,710
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(10,765,217)	4,655,042
Net increase (decrease) in net assets resulting from operations	(11,748,513)	4,773,900

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(92,081)	–
Realized gains from investment transactions:
Class A	(75,794)	–
Class B	(12)	–
Class C	(12)	–

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions (Note 5):
Class A	1,449,997	15,735,702
Class B	12	2,500
Class C	12	2,500

Total increase (decrease) in net assets	(10,466,391)	20,514,602

NET ASSETS:
Beginning of year	20,514,602	–
End of year*	$10,048,211	$20,514,602

*Including undistributed net investment income of	$189,190	$43,173

See Notes to Financial Statements

15

DAVIS INTERNATIONAL FUND                                                                                    Notes to Financial Statements

October 31, 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on December 29, 2006. The Fund offers shares in three classes, Class A, Class B, and Class C. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Income, expenses (other than those attributable to a specific class) and gains and losses, are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class’s distribution arrangement), liquidation and distributions. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

Master Repurchase Agreements – The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation – The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency – The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

16

DAVIS INTERNATIONAL FUND                                                         Notes to Financial Statements – (Continued)

October 31, 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes – It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. At October 31, 2008, the Fund had available for federal income tax purposes unused capital loss carryovers of $1,221,000 which expire in 2016.

Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2008, amounts have been reclassified to reflect a decrease in undistributed net investment income of $488 and a corresponding decrease in accumulated net realized losses from investments and foreign currency transactions. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2008 and 2007 was as follows:

	2008	2007
Ordinary Income	$167,899	$–

As of October 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$190,125
Accumulated net realized losses from investments and
foreign currency transactions	(1,221,298)
Net unrealized depreciation on investments and
foreign currency transactions	(6,110,403)
Total	$(7,141,576)

Indemnification– Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

17

DAVIS INTERNATIONAL FUND                                                         Notes to Financial Statements – (Continued)

October 31, 2008

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

New Accounting Pronouncement – In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal periods. As of October 31, 2008, the Adviser does not believe the adoption of FAS 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

NOTE 2 – PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2008 were $3,215,397 and $2,167,981, respectively.

NOTE 3 – INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% on the next $250 million, and 0.55% of the average net assets in excess of $500 million. Advisory fees paid during the year ended October 31, 2008 approximated 0.75% of average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended October 31, 2008 amounted to $77. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee for the year ended October 31, 2008 amounted to $4,002. The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%). During the year ended October 31, 2008, such reimbursements amounted to $128 and $129 for Class B and Class C, respectively. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES
Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended October 31, 2008, Davis Distributors, LLC, the Fund’s Underwriter (“Underwriter” or “Distributor”) received no commissions earned on sales of Class A shares of the Fund.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the year ended October 31, 2008.

18

DAVIS INTERNATIONAL FUND                                                         Notes to Financial Statements – (Continued)

October 31, 2008

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

CLASS B SHARES

Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund’s Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which is currently 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The FINRA rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Distribution plan, plus interest, at 1.00% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1.00%) of distribution charges that exceed the 1.00% annual limit in some future period or periods when the plan limits have not been reached.

During the year ended October 31, 2008, Class B shares of the Fund made distribution fee payments of $19. There were no payments made for service fees.

There were no commission advances by the Distributor during the year ended October 31, 2008, on the sale of Class B shares of the Fund.

The Distributor intends to seek payment from Class B shares of the Fund in the amount of $142 representing 6.25% of gross Fund sales of Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended October 31, 2008, the Distributor received no contingent deferred sales charges from Class B shares of the Fund.

CLASS C SHARES

Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1.00% if redeemed within one year of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund’s Class C shares. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1.00% limitations applicable to the Class B Distribution Plan.

During the year ended October 31, 2008, Class C shares of the Fund made distribution fee payments of $19. There were no payments made for service fees.

There were no commission advances by the Distributor on the sale of Class C shares of the Fund and the Distributor received no contingent deferred sales charges from Class C shares of the Fund during the year ended October 31, 2008.

The Distributor intends to seek payment from Class C shares of the Fund in the amount of $142 representing 6.25% of gross Fund sales of Class C shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

19

DAVIS INTERNATIONAL FUND                                                         Notes to Financial Statements – (Continued)

October 31, 2008

NOTE 5 – CAPITAL STOCK

At October 31, 2008, there were 3,500,000,000 shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture, Inc., 175,000,000 of which are classified as Davis International Fund. Transactions in capital stock were as follows:

Class A
			December 29, 2006
	Year ended		(Commencement of operations)
	October 31, 2008		through October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	128,983	$1,517,463	1,521,263	$15,735,702
Shares issued in reinvestment
of distributions	13,577	167,845	–	–
	142,560	1,685,308	1,521,263	15,735,702
Shares redeemed	(30,809)	(235,311)	–	–
Net increase	111,751	$1,449,997	1,521,263	$15,735,702

Class B
			December 29, 2006
	Year ended		(Commencement of operations)
	October 31, 2008		through October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	–	$–	250	$2,500
Shares issued in reinvestment
of distributions	1	12
	1	12	250	2,500
Shares redeemed	–	–	–	–
Net increase	1	$12	250	$2,500

Class C

			December 29, 2006
	Year ended		(Commencement of operations)
	October 31, 2008		through October 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	–	$–	250	$2,500
Shares issued in reinvestment
of distributions	1	12	–	–
	1	12	250	2,500
Shares redeemed	–	–	–	–
Net increase	1	$12	250	$2,500

NOTE 6 – EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $60 during the year ended October 31, 2008.

NOTE 7 – BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate plus 0.75%. The Fund had no borrowings outstanding for the year ended October 31, 2008.

20

DAVIS INTERNATIONAL FUND                                                                                                    Financial Highlights

Financial Highlights for a share of capital stock outstanding throughout the period:

CLASS A

	Year ended October 31, 2008	December 29, 2006 (Commencement of operations) through October 31, 2007

Net Asset Value, Beginning of Period	$13.48	$10.00

Income (Loss) from Investment Operations:
Net Investment Income	0.15	0.03
Net Realized and Unrealized Gains (Losses)	(7.37)	3.45
Total from Investment Operations	(7.22)	3.48

Dividends and Distributions:
Dividends from Net Investment Income	(0.06)	–
Distributions from Realized Gains	(0.05)	–
Total Dividends and Distributions	(0.11)	–

Net Asset Value, End of Period	$6.15	$13.48

Total Return[1]	(53.97)%	34.80%

Ratios/Supplemental Data:
Net Assets, End of Period (000 omitted)	$10,045	$20,508
Ratio of Expenses to Average Net Assets:
Gross	1.25%	1.35%*
Net[3]	1.25%	1.30%*
Ratio of Net Investment Income to Average Net Assets	1.42%	0.39%*
Portfolio Turnover Rate[2]	13%	4%

1  Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

2  The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3   The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

*	Annualized.

See Notes to Financial Statements

21

DAVIS INTERNATIONAL FUND                                                                           Financial Highlights – (Continued)

Financial Highlights for a share of capital stock outstanding throughout the period:

CLASS B

	Year ended October 31, 2008	December 29, 2006 (Commencement of operations) through October 31, 2007

Net Asset Value, Beginning of Period	$13.36	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.04	(0.06)
Net Realized and Unrealized Gains (Losses)	(7.29)	3.42
Total from Investment Operations	(7.25)	3.36

Dividends and Distributions:
Distributions from Realized Gains	(0.05)	–

Net Asset Value, End of Period	$6.06	$13.36

Total Return[1]	(54.46)%	33.60%

Ratios/Supplemental Data:
Net Assets, End of Period (000 omitted)	$2	$3
Ratio of Expenses to Average Net Assets:
Gross	7.27%	26.19%*
Net[3]	2.30%	2.30%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	(0.61)%*
Portfolio Turnover Rate[2]	13%	4%

1  Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

2  The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3   The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

*	Annualized.

See Notes to Financial Statements

22

DAVIS INTERNATIONAL FUND                                                                           Financial Highlights – (Continued)

Financial Highlights for a share of capital stock outstanding throughout the period:

CLASS C

	Year ended October 31, 2008	December 29, 2006 (Commencement of operations) through October 31, 2007

Net Asset Value, Beginning of Period	$13.37	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.04	(0.05)
Net Realized and Unrealized Gains (Losses)	(7.29)	3.42
Total from Investment Operations	(7.25)	3.37

Dividends and Distributions:
Distributions from Realized Gains	(0.05)	–

Net Asset Value, End of Period	$6.07	$13.37

Total Return[1]	(54.42)%	33.70%

Ratios/Supplemental Data:
Net Assets, End of Period (000 omitted)	$2	$3
Ratio of Expenses to Average Net Assets:
Gross	7.31%	26.19%*
Net[3]	2.30%	2.30%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	(0.61)%*
Portfolio Turnover Rate[2]	13%	4%

1  Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

2  The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3   The Net ratio of expenses to average net assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

*	Annualized.

See Notes to Financial Statements

23

DAVIS INTERNATIONAL FUND                                Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

of Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis International Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year ended, the statements of changes in net assets for the year then ended and the period from December 29, 2006 (commencement of operations) through October 31, 2007, and the financial highlights for the year then ended and the period from December 29, 2006 (commencement of operations) through October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis International Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from December 29, 2006 (commencement of operations) through October 31, 2007, and the financial highlights for the year then ended and the period from December 29, 2006 (commencement of operations) to October 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 22, 2008

24

DAVIS INTERNATIONAL FUND                                                                                                           Fund Information

Federal Income Tax Information (Unaudited)

In early 2009, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

During the fiscal year ended October 31, 2008, $167,899 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $1,868 or 1% as income qualifying for the corporate dividends-received deduction.

For the fiscal year ended October 31, 2008, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $157,712 or 94% as qualified dividend income.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $28,503 as foreign taxes paid during the year ended October 31, 2008. Approximately 99% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2008 was derived from foreign sourced income of $451,872. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in early 2009.

The foregoing information is presented to assist shareholders in reporting dividends and distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations, which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, and (ii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge upon request by calling 1-800-279-0279 or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

DAVIS INTERNATIONAL FUND                                                                                                 Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name	Held With	Time	Principal Occupation(s)	Overseen by	Other Directorships
(birthdate)	Fund	Served	During Past Five Years	Director	Held by Director

Independent Directors

Marc P. Blum (9/9/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (8/2/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT) and former Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (a REIT).

Thomas S. Gayner (12/16/61)	Director	Director since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (insurance company).	13	Director, First Market Bank; Director, Washington Post Co. (newspaper publisher).

Jerry D. Geist (5/23/34)	Director	Director since 1986	Chairman, Santa Fe Center Enterprises, Inc. (energy project development).	13	Director, CH2M-Hill, Inc. (engineering); Member, Investment Committee for Microgeneration Technology Fund; UTECH Funds.

G. Bernard Hamilton (3/18/37)	Director	Director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership), retired 2005.	13	none

Samuel H. Iapalucci (7/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-Hill, Inc. (engineering).	13	none

Robert P. Morgenthau (3/22/57)	Director	Director since 2002	Chairman, NorthRoad Capital Management, LLC (an investment management firm) since June 2002.	13	none

Christian R. Sonne (5/6/36)	Director	Director since 1990	General Partner of Tuxedo Park Associates (land holding and development firm).	13	none

Marsha Williams (3/28/51)	Director	Director since 1999	Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider); former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (a REIT).	16

Director, the Selected Funds (consisting of three portfolios) since 1996; Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering).

26

DAVIS INTERNATIONAL FUND	Directors and Officers – (Continued)

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name	Held With	Time	Principal Occupation(s)	Overseen by	Other Directorships
(birthdate)	Fund	Served	During Past Five Years	Director	Held by Director

Inside Directors*

Jeremy H. Biggs (8/16/35)	Director/ Chairman	Director since 1994	Vice Chairman, Member of the Audit Committee and Member of the International Investment Committee, former Chief Investment Officer (1980 through 2005), all for Fiduciary Trust Company International (money management firm); Consultant to Davis Selected Advisers, L.P.	13	none

Andrew A. Davis (6/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, the Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (7/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, the Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (newspaper publisher).

* Jeremy H. Biggs, Andrew A. Davis, and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

27

DAVIS INTERNATIONAL FUND                                                                      Directors and Officers – (Continued)

Officers

Christopher C. Davis (born 7/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Andrew A. Davis (born 6/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 8/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 3/4/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 9/25/66, Davis Funds officer since 1997). Vice President, Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 3/7/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 9/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Partner, Seyfarth Shaw LLP (a law firm); counsel to the Independent Directors and the Davis Funds.

28

DAVIS INTERNATIONAL FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Seyfarth Shaw LLP
131 South Dearborn Street, Suite 2400
Chicago, Illinois 60603-5577

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about the Davis International Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request by calling 1-800-279-0279.

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends October 31, 2008 and October 31, 2007 were $38,400 and $36,000, respectively.

(b)

Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends October 31, 2008 and October 31, 2007 were $0 and $0, respectively.

(c)

Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends October 31, 2008 and October 31, 2007 were $18,660 and $17,880, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)

All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends October 31, 2008 and October 31, 2007 were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of

Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended October 31, 2008 and October 31, 2007. The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: January 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: January 7, 2009

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: January 7, 2009